SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report May 22, 2001
                                          ------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-3950                                             38-0549190
       ------                                             ----------
(Commission File Number)                      (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                               48126
----------------------------------------                             ---------
(Address of principal executive offices)                             (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

         Our news release dated May 22, 2001, filed as Exhibit 20 to this report, is incorporated by reference herein.

         As a result of the Firestone tire replacement action described in the news release filed as Exhibit 20 hereto, we don't expect to meet our milestones to reduce costs in 2001 by $1 billion (at constant volume and mix) and to achieve 4% return on sales in our North American automotive business in 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing

Exhibit 20                 News Release dated
                           May 22, 2001                  Filed with this Report





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                                      -3-


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR COMPANY
                                            -----------------------------------
                                            (Registrant)


Date:  May 23, 2001                         By: /s/Peter Sherry, Jr.
                                            --------------------------------
                                            Peter Sherry, Jr.
                                            Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 20                 News Release dated May 22, 2001